Exhibit 10.4
SECURITY AGREEMENT
     This Security Agreement (hereinafter referred to as the “Agreement”) is made this 17th day of March, 2010, by and between LIGHTYEAR NETWORK SOLUTIONS, LLC, a Kentucky limited liability company, having an address of 1901 Eastpoint Parkway, Louisville, Kentucky 40223 (hereinafter referred to as “Debtor”), and FIRST SAVINGS BANK, F.S.B., having an address of 501 East Lewis and Clark Parkway, Clarksville, Indiana 47129 (hereinafter referred to as “Secured Party”).
RECITALS:
     A. The Collateral. For purposes of this Agreement, the term “Collateral” means and includes the following:
          1. That certain Limited Access Lockbox Account of Debtor, Account No. 7380314745 (hereinafter referred to as the “Lockbox Account”), held with Fifth Third Bank, an Ohio corporation (hereinafter referred to as the “Fifth Third”).
          2. That certain business operating account of Debtor, Account No. 7380314950 (hereinafter referred to as the “Operating Account”), held with Fifth Third.
          3. All goods, instruments, documents, documents of title, policies and certificates of insurance, general intangibles (including without limitation choses in action, tax refunds and insurance proceeds) chattel paper, deposits, money, cash or other property of Debtor now owned or hereafter acquired; including, but not limited to all trade names, trademarks, trade secrets, goodwill, patents, patent applications, copyrights, deposit accounts, licenses and franchises.
          4. All cash and non-cash proceeds of all the foregoing, all products of the foregoing, and all substitutions.
     B. Secured Indebtedness and Liabilities. This Agreement secures:
          1. That certain line of credit promissory note dated March 17, 2010, in the principal amount of $1,000,000.00, maturing on March 17, 2011, executed and delivered by Debtor to Secured Party (hereinafter referred to as the “Note”);
          2. Those certain guaranties from Ronald L. Carmicle and J. Sherman Henderson (hereinafter referred to as the “Guarantors”), in favor of Secured Party securing the Note (hereinafter referred to, collectively, as the “Guaranty”);
          3. All sums payable on or by reason of the promissory notes and/or guaranties identified above and any other instrument securing payment of said promissory notes and the performance and observance of all of the provisions hereof or any instrument securing payment of said promissory note;
          4. All other present and future, direct and indirect obligations and liabilities of Secured Party to Secured Party or any of its affiliates up to a maximum aggregate indebtedness of $1,000,000.00; and
          5. Any extensions, renewals, modifications and replacements of the foregoing, without limit as to number or frequency
(hereinafter referred to as the “Indebtedness”). The Indebtedness is further secured, inter alia, by (i) a certain Lockbox and Account Control Agreement dated as of even date herewith (hereinafter referred to as the “Control Agreement”) covering the Lockbox Account, executed by and between Debtor, Secured Party, and Fifth Third; (ii) the Guaranty; and (iii) certain other security instruments which may be executed in connection with, or as security for, the Indebtedness (all of the above-described being hereinafter referred to as the “Credit Facilities”).
     In addition to the above-described Indebtedness, this Agreement shall further secure (i) the performance of all of the covenants of Debtor and the payment of all sums payable by Debtor, under the terms of this Agreement, the Indebtedness, and/or the Credit Facilities; (ii) the repayment of all sums advanced by Secured Party to protect its interest in the Collateral or to perform any covenants of Debtor hereunder which Debtor shall have failed to perform and interest at the Default Rate on such sums advanced by Secured Party; (iii) any and all now existing and future obligations of Debtor to Secured Party, however created, evidenced or acquired, whether direct or indirect, absolute or contingent, matured or unmatured, primary or secondary, or with joint, several, or joint and several liability, including future obligations and advances to the same extent as if such future obligations and advances were made on the date of execution of this Agreement (it being understood that Secured Party is not under any obligation to make any future advances except as specifically set forth in the notes comprising the Indebtedness); (iv) any and all modifications, extensions, renewals, substitutions and replacements of any Indebtedness or obligation hereinabove described; and (v) costs of collection of all such sums, including, but not limited to, attorney fees and court costs. All of the foregoing are sometimes hereinafter called the “Liabilities”.
     “Default Rate”, for purposes of this Agreement, shall mean the interest rate applicable under the notes comprising the Indebtedness after maturity or the occurrence of an event of default.
GRANT
     NOW, THEREFORE, for and in consideration of Secured Party making the loan described in the Indebtedness to or for the benefit of Debtor, and for the purpose of securing the Indebtedness and the Liabilities and the performance by Debtor of its obligations hereunder, and in consideration of the various agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Debtor, DEBTOR HEREBY WARRANTS, CONVEYS, GRANTS, AND ASSIGNS TO THE SECURED PARTY AND ITS SUCCESSORS AND ASSIGNS FOREVER A CONTINUING

SECURITY INTEREST IN AND TO ALL OF THE COLLATERAL.
COVENANTS AND AGREEMENTS OF DEBTOR
     To further secure the payment of the Indebtedness and the performance and satisfaction of the Liabilities, Debtor hereby represents, warrants, covenants, and agrees as follows:
     1. Title. Debtor has or will acquire, and will maintain full and absolute title in Debtor to the Collateral, except for the lien created hereby, and Debtor has good right to subject the Collateral to the security interest granted by this Security Agreement. Except for Collateral in the possession of the Secured Party or in possession of a third party per agreement of Debtor and Secured Party, Debtor has and will maintain full possession of the Collateral and will defend it against all adverse claims.
     2. Perfection and Priority. Upon the execution and delivery of this Agreement by Debtor, and upon the Secured Party filing of appropriate financing statements with the appropriate governmental agencies and payment of the appropriate recording fees, the execution and delivery of investment account control agreements, and/or, as applicable, Secured Party’s taking possession or control of the Collateral, Secured Party will have a perfected security interest in and to the Collateral having first priority in such Collateral.
     3. Protection and Use of Collateral. Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, or otherwise dispose of any of the Collateral or any of Debtor’s right, title or interest therein, and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder. Moreover, Debtor shall maintain, handle, and otherwise deal with the Collateral as provided in, and subject to the limitations of, the Control Agreement, including any addenda thereto. Said separate Control Agreement, and the rights of Secured Party and obligations of Debtor provided therein, shall be deemed to supplement and add to this Agreement. In the event of any conflict between the provisions of this Agreement and said separate Control Agreement, the terms of said Control Agreement shall prevail.
     4. Financing Statements, Certificates, Etc. Debtor will do such acts as Secured Party may deem necessary or appropriate to establish and maintain in Secured Party a valid first lien and security interest in the Collateral to secure full and prompt performance and payment of the obligations. Debtor authorizes Secured Party, at the expense of Debtor, to sign and file, without Debtor’s signature, such financing and continuation statements, amendments, and supplements thereto, notices to third parties and other documents which Secured Party may from time to time deem necessary to perfect, preserve and protect its security interest in the Collateral, including, without limitation, such financing statements as may be necessary or appropriate, in the reasonable opinion of the Secured Party, to perfect and protect Secured Party’s security interest in such of the Collateral as may be or be deemed to be or constitute fixtures under Indiana law. Debtor agrees to execute and deliver to Secured Party any such financing statements and documents and to furnish and endorse such other instruments, certificates, certificates of title with Secured Party’s security interest noted thereon or executed applications for said certificates as Secured Party may from time to time request in order to evidence, perfect, preserve and protect its security interest in the Collateral. Debtor agrees to prepare and execute such notices to third parties regarding the security interest in the Collateral created by this Agreement as Secured Party deems advisable to perfect, preserve, and protect the security interest. Debtor, from time to time, and at any time, upon request by Secured Party, will deliver to Secured Party certified schedules, in such form as may be specified by Secured Party, identifying the Collateral, or such part thereof as may be specified by Secured Party, together with such supporting documents and information as Secured Party reasonably may request.
     5. Taxes and Assessments. Debtor agrees to pay promptly when due all taxes, assessments, and governmental charges upon or against Debtor for the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and for which Debtor has established adequate reserves.
     6. Other Obligations and Costs. In the event Debtor fails to pay any taxes, assessments, charges, or other costs or expenses which Debtor is required to pay in order to comply with the terms hereof, Secured Party may, but shall have not duty to, make expenditures for any and all such purposes on Debtor’s behalf. Secured Party may also, but shall have no duty to, perform on behalf of Debtor any agreement or obligation of Debtor hereunder which Debtor shall have failed to perform. Debtor will forthwith reimburse Secured Party for all costs and expenses of Secured Party in connection with or relating to any such payment or performance, including reasonable attorney’s fees, which amounts shall constitute part of the Liabilities due to Secured Party from Debtor, shall be secured hereby and shall bear interest at the Default Rate.
     7. Events of Default/Acceleration. Upon the occurrence of any of the following (hereinafter referred to as “Events of Default”), Secured Party shall be entitled to exercise its remedies under this Agreement or as otherwise provided by law: (1) Debtor fails to pay when due any amount payable under the notes comprising the Indebtedness, the Credit Facilities, or any agreement evidencing the Indebtedness; (2) Debtor (a) fails to observe or perform any other agreement evidencing or securing the Indebtedness, including, but not limited to the notes comprising the Indebtedness, the Credit Facilities or (b) make any materially incorrect or misleading representation in any financial statement or other information delivered to the Secured Party; (3) Debtor defaults under the terms of the notes comprising the Indebtedness, Credit Facilities, or any other note, loan agreement, mortgage, security agreement, or document executed as part of the Indebtedness transaction or any guaranty of the Indebtedness becomes unenforceable in whole or in part, or any guarantor fails to promptly perform under such a guaranty; (4) Debtor fails to pay when due any amount payable under any note or agreement evidencing debt to Secured Party or defaults under the terms of any agreement or instrument relating to or securing any debt for borrowed money owing to Secured Party; (5) Debtor becomes insolvent or unable to pay his debts as they become due; (6) Debtor (a) makes an assignment for the benefit of creditors, (b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets, or (c) commences any proceeding under any bankruptcy, reorganization, liquidation, insolvency, or similar laws of any jurisdiction; (7) a custodian, receiver, or trustee is appointed for Debtor or for a substantial part of his assets without the consent of the party against which the appointment is made and is not removed within sixty (60) days after such appointment; or Debtor consents to such appointment; (8)

proceedings are commenced against Debtor under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for sixty (60) days after commencement; or Debtor consents to the commencement of such proceedings; (9) any judgment is entered against Debtor, or any attachment, levy, or garnishment is issued against any property of Debtor; (10) any proceedings are instituted for the foreclosure or collection of any mortgage, judgment, or lien affecting the Collateral; (11) Debtor sells, transfers, or hypothecates or attempts to sell, transfer, or hypothecate all or any part of the Collateral except as provided in this Security Agreement without the prior written consent of Secured Party; (12) Debtor dies; (13) Debtor, as applicable, without Secured Party’s written consent, (a) is dissolved or its existence is terminated, (b) merges or consolidates with any third party, (c) sells a material part of its assets or business outside the ordinary course of its business, or (d) agrees to do any of the foregoing; (14) there is a substantial change in the existing or prospective financial condition of Debtor which Secured Party in good faith determines to be materially adverse; or (15) if at any time or for any reason Secured Party reasonably and in good faith deems itself insecure.
     8. Remedies Upon Default. Time is of the essence under this Security Agreement. Upon the occurrence of any Event of Default and the expiration of any applicable grace period provided in the notes comprising the Indebtedness and/or Credit Facilities and at any time thereafter, the Secured Party shall be entitled, without notice to Debtor, to declare all of the Indebtedness to be immediately due and payable, whereupon the same shall become immediately due and payable, without presentation, demand, protest, notice of protest, or other notice of dishonor of any kind, all of which are hereby expressly waived. In addition, upon the occurrence of any Event of Default under this Security Agreement and the expiration of any applicable grace period provided in the notes comprising the Indebtedness, and at any time thereafter, Secured Party shall have all the remedies of a secured party under the Indiana Uniform Commercial Code and as otherwise provided by applicable law, including but not limited to the following:
          (a) Secured Party may take possession of the Collateral and may use it after having done so. For purposes of taking possession, Secured Party may enter upon any premises on which the Collateral may be situated without legal process and remove the Collateral. Debtor hereby releases Secured Party from any claims arising from such removal and shall hold Secured Party harmless from any liability resulting therefrom.
          (b) Secured Party may notify any person indebted to Debtor to pay Secured Party directly any amounts due Debtor under an account receivable, general intangible, investment account, instrument or chattel paper, and Secured Party may enforce payment of the same through legal proceedings, or otherwise, in its own name or in the name of Debtor.
          (c) Secured Party may require Debtor to assemble the Collateral and make it available at a place to be designated by Secured Party.
          (d) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Debtor at least ten (10) days prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Debtor stipulates and agrees that a disposition complying with this subparagraph shall be deemed a commercially reasonable disposition of the Collateral by Secured Party. The expenses of retaking, holding, preparing for sale, selling, and the like, and reasonable attorney’s fees and expenses incurred by Secured Party, may be paid from the proceeds of the disposition.
          (e) Debtor agrees that Secured Party may obtain the appointment of a receiver respecting the Collateral upon such notice as may be required by applicable law and without notice if permitted by such law, and may obtain immediate possession thereof in replevin.
All remedies of Secured Party shall be cumulative to the full extent provided by law. Pursuit by Secured Party of certain judicial or other remedies shall not abate nor bar resort to other remedies with respect to the Collateral, and pursuit of certain remedies with respect to all or some of the Collateral shall not bar other remedies with respect to the Indebtedness or the Liabilities or to other portions of the Collateral. Secured Party may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Indebtedness or the Liabilities.
     9. Nonwaiver, Expenses, Proceeds of Collateral. No waiver by Secured Party of any of its rights or of any Event of Default shall be effective unless in writing, and in no event shall it operate as a waiver of any other of its rights or any other Event of Default nor of the same rights or Event of Default on any future occasion. Debtor shall pay to Secured Party on demand any and all expenses, including reasonable attorney’s fees, incurred or paid by Secured Party in perfecting, protecting, or enforcing its rights and interests with respect to the Collateral. After deducting all of said expenses the residue of any proceeds of collection or sale of the Collateral shall be applied to the payment of the Indebtedness and the Liabilities and Debtor shall remain fully liable for any deficiency.
     10. Applicable Law. Should applicable law confer any rights or impose any duties inconsistent with or in addition to any of the provisions of this Security Agreement, the affected provisions of this Security Agreement shall be considered amended to conform to such law, but all other provisions hereof shall remain in full force and effect without modification. This Security Agreement shall be construed under the laws of the State of Indiana.
     11. Successors in Interest. This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors, assigns, and legal representatives.
     12. Notices. Any notice required to be given by any party to the other under the provisions of this Security Agreement or under applicable law shall be given to Debtor and shall be given to Secured Party, at the address set forth in the initial paragraph of this Agreement.
[SPACE INTENTIONALLY BLANK; SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Debtor has executed and delivered this Agreement the day and date first written above.
“DEBTOR”
LIGHTYEAR NETWORK SOLUTIONS, LLC
a Kentucky limited liability company

By:	/s/ J. Sherman Henderson, III
J. Sherman Henderson, III, President

Prepared by:
Keith D. Mull
MULL & HEINZ, LLC
2867 Charlestown Road
New Albany, Indiana 47150
(812) 206-2315